As filed with the Securities and Exchange Commission on December 4, 2012

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number (811-09088)

Empiric Funds, Inc.
(Exact name of registrant as specified in charter)

6300 Bridgepoint Parkway, Building II, Suite 105, Austin, TX 78759
(Address of principal executive offices) (Zip code)

Mark A. Coffelt, President
Empiric Advisors, Inc.
6300 Bridgepoint Parkway, Building II, Suite 105, Austin, TX 78759
(Name and address of agent for service)

513-328-9321
Registrant's telephone number, including area code

Date of fiscal year end: 09/30/2012

Date of reporting period:  09/30/2012

Item 1. Reports to Stockholders.

Core Equity Fund

Annual Report
September 30, 2012

This report is for the shareholders of the Empiric Core Equity Fund. Its use in connection with any offering of the Fund’s shares is authorized only in a case of concurrent or prior delivery of the Fund’s current prospectus. Quasar Distributors, LLC is the Distributor of the Fund.

INVESTMENT MANAGER’S REPORT

Fellow Shareholders,

The NAV of the Fund’s Class “A” shares on September 28, 2012 was $27.73 per share.  Cumulative and annualized returns are below.

	Class A	Class A
Cumulative Returns	(No Sales	(Max 5.75%
Ended 9.30.12	Charges)	Charge	Class C	S&P 500
Last 15 Years	112.75	100.49	—	99.11
Last 10 Years	142.51	128.52	—	116.15
Last 5 Years	-13.82	-18.78	-16.99	5.37
Since Inception (A)	290.87	268.40	—	233.53
Since Inception (C)	—	—	6.43	39.61

Annualized Returns
Last 15 Years	5.16	4.75	—	4.70
Last 10 Years	9.26	8.62	—	8.01
Last 5 Years	-2.93	-4.07	-3.66	1.05
Since Inception (A)	8.40	8.02	—	7.39
Since Inception (C)	—	—	0.90	4.90

Short-term Returns
Last 3 months	6.08	0.00	4.86	6.35
Last 6 months	0.91	-4.90	-0.47	3.43
Last 12 months	20.99	14.02	19.08	30.20
Last 3 years (annualized)	3.19	1.17	2.41	13.20
Gross Expense Ratio	1.76	1.76	2.51	—

Performance data quoted represents past performance which does not guarantee future results.  Investment returns and principal will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost.  Current performance may be lower or higher than the performance quoted.  To obtain performance to the most recent month-end, please call 888-839-7424, or visit our website at www.EmpiricFunds.com.  Class C shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%.  Performance data shown with Max 5.75% charge reflects the maximum sales charge.  Performance data shown with no sales charges does not reflect current maximum sales charge.  Had the sales charges been included, the Fund’s returns would have been lower.  Shaded areas indicate the highest comparative return for the period.  Inception date for the Class A shares is 11/06/1995  and for the Class C shares is 10/07/2005.

INVESTMENT MANAGER’S REPORT

The investment environment continues to be challenging for investors. In the past few years, we have witnessed unprecedented monetary easing by the Federal Reserve with “QE1”, “QE2” and now, “QE-indefinite”.  We have witnessed dysfunctional government in Washington that has left us with the possibility that next year, now less than two months away, there will be significant tax increases, including higher dividends and capital gains taxes, and dramatic cuts in domestic and defense spending—known as the “fiscal cliff”.  All the while, the federal government yearly accumulates another trillion dollars in deficits.  In the last year, we have wondered if the European Union was going to come apart at the seams and take its banking system with it.  Growth in the US economy has been modest, making this the slowest recovery since the great depression.  Together these problems have conspired to create an on and off investment environment: “risk-on--go for it”, and “risk-off--head for the hills and buy treasury bonds”.  Adding to the difficulty, stock correlations have been unusually high, meaning stocks have tended to move together without regard to their individual fundamentals.  Yet, in spite of all the problems, the equity indices have marched higher.

The Three Dimensions of Stocks

Of the three major dimensions of stocks, style (value/growth), size (large/small), and stability (defensive/dynamic), the Fund’s portfolio as of September 30, emphasizes the growth style, and larger companies that are stable and defensive.

In the dimension of style (value/growth), growth stocks typically do well when earnings increases are scarce.  So for this year, value and growth have performed about the same, with the Russell 3000 Value Index up 15.64% year to date through September 30th, and the Russell 3000 Growth Index up 16.59% for the same period.  The largest holdings in the Value Index are Exxon, General Electric, Chevron, Pfizer, Proctor & Gamble, Wells Fargo, Berkshire Hathaway, JP Morgan Chase, and Johnson & Johnson.  We own two of those companies—Exxon and Chevron.  For the Growth Index, the largest holdings are Apple, IBM, Microsoft, Coca-Cola, Phillip Morris, Verizon, Oracle, Pepsico, and Qualcomm.  We hold Apple, IBM, Phillip Morris and Oracle.

While the Growth and Value indices had similar returns, we think growth will likely do better.  Earnings gains are getting scarcer as global growth has slowed

INVESTMENT MANAGER’S REPORT

in Europe and elsewhere.  Additionally, companies have exhibited the highest profit margins in history, suggesting margins might revert to more normal levels.  Scarcity of earnings gains historically has favored growth.

In the dimension of size (large/small), we have clearly emphasized larger companies over smaller companies.  Given that valuations for small companies are relatively high, any change in size is likely to be between large and mid-cap companies. So far this year, the largest companies have produced the highest returns with the Russell Top 50 Mega-Cap Index up 19.43%.  Mid-cap companies may hold an advantage to the extent that less of their sales and earnings are in Europe.  We will see how that develops.

The third dimension of stocks is stability (defensive/dynamic), also viewed as stable versus opportunistic.  Defensive (stable) companies are defined differently by different people, but we would define defensive companies as having high earnings stability, high returns on capital and low price volatility.  Lest you think you just want defensive companies, over the last 10 years, and year-to-date through September 30th, the Russell 3000 Dynamic Index has posted higher returns than the Russell 3000 Defensive Index. Currently, the Fund’s portfolio predominately holds defensive companies.  The Fund may shift to more dynamic companies if dynamic companies continue to outperform, and if we can gain more confidence in the economic outlook and the federal government’s ability to get spending under control.

Our “Muddy” Outlook for Stocks

While our outlook for stocks is muddy, we note that consumer confidence is high, housing activity is increasing and, most importantly, stocks relative to bonds are extremely cheap.  You should note that outlooks are very rarely clear. “Muddy” is a pretty standard outlook.  If the outlook is clear and optimistic, it is almost certainly time to sell one’s stocks.  To paraphrase Warren Buffett, investors pay a high price for a cheery consensus.  The outlook has been “muddy” for a while, yet stocks have done well.

Some Smart and Not-so-smart Stock Picks

For the year, our largest (in dollars) contributors to performance were Amerigroup, Discovery Communications, Papa John’s, Dun & Bradstreet, Hi-Tech Pharma, Apple, Sauer-Danfoss, Dolby Labs, Total System Services and Baxter International.  The Fund still holds Discovery Communications, Apple, and Total System Services (a credit card processing company).

INVESTMENT MANAGER’S REPORT

While we did well on Amerigroup, we sold it too early, before its takeover bid by WellPoint.  Papa John’s was sold when it reached full valuation, one of the best reasons to sell any stock.  Dun & Bradsteet gave us a couple of buy and sell points.  After buying the company late last year, it appreciated strongly over the next five months where we sold it.  After disappointing earnings for the first quarter, D&B again dropped to our original buy price.  We again purchased it, only to sell it again in a few months as its price recovered.  Hi-Tech Pharma was bought and sold two months later as it became fully valued.  Additionally, earnings looked like they had peaked.  Sauer-Danfoss, which makes hydraulic systems, was purchased at $36 per share and sold a month later as it soared, too quickly for us, to almost $52 per share.  Dolby Labs had a similar price pattern, but over a four month period.  Note that we are not always so adroit in timing our buys and sales.

We had some misses, too.  The largest detractors from performance were Express, Computer Programs & Systems, Varian Medical, Tupperware, Quality Systems, United Technologies, CH Robinson Worldwide, Intel, Plantronics and Contango Oil and Gas.  When retailers miss the fashion, as did Express, the stocks go down in a hurry.  While we sold at a loss, the stock is down considerably from our sale price. Both Computer Programs & Systems and Quality Systems are in the healthcare data systems business.  CPSI had slowing earnings while QSII had falling earnings, which prompted our sales of both.  Lower earnings at United Technologies, Intel, Plantronics and Contango Oil & Gas also prompted our sales.  Tupperware and Varian were sold to upgrade the Fund’s portfolio.

The Election and Stocks

By the time you read this letter, the results of the election will be known.  There has been much discussion in the press as to which Presidential candidate would be better for the stock market.  We won’t enter that fray.  Including the Great Depression, Democratic presidents have had better stock markets than have Republican presidents, 13.3% versus 5.0%, respectively, as measured by the S&P 500 Index.  Of course, those returns are really skewed by losses in the Great Depression.  Milton Friedman and Anna Schwartz determined that the Great Depression was caused by a dysfunctional Federal Reserve that allowed a severe contraction in the money supply.  While we have our own view as to which political party would be better for stocks, we will keep that to ourselves.  It would be useful, though, if the elected President and Congress could get together and

INVESTMENT MANAGER’S REPORT

solve some of our country’s problems.  That would make a big difference.  We hope we are not expecting too much.

Update on our Quantitative Research

Here’s a quick update on our modeling which we discussed in the last shareholder letter.  We have tested more than 500 combinations of factors.  Some of the combinations are quite good, but we are not there yet.  We are looking for consistency, lower turnover, and solid returns for a given level of risk. So far, we have not found the combination that meets all of our objectives.

Mark remains one of the largest shareholders in the Fund.  Our experience is that owning good companies at reasonable valuations has historically produced good results.  No matter what the environment, we are optimistic that will continue to be the case.

Respectfully submitted,

Mark A. Coffelt, CFA
Co-Portfolio Manager

Loren M. Coffelt
Co-Portfolio Manager

For updated investment performance, please visit www.EmpiricFunds.com or call 888-839-7424.

Must be preceded or accompanied by a prospectus.

Opinions expressed in this letter are those of the President, are subject to change and are not guaranteed.

Mutual fund investing involves risk. Principal loss is possible. The Fund invests in smaller companies, which involve additional risks such as limited liquidity and greater volatility. The Fund invests in foreign securities which involve political, economic and currency risks, greater volatility, and differences in accounting methods. Diversification does not assure a profit or protect against a loss in a declining market. Derivatives involve investment exposure that may exceed the original cost and a small investment in derivatives could have a large potential impact on the performance. Options held may be illiquid and the fund manager may have difficulty closing out a position. The Fund regularly makes short sales of securities which involve additional risk, including the possibility that losses may exceed the original amount invested.  However, a mutual fund investor’s risk is limited to one’s amount of investment in a mutual fund. The Fund’s investments in futures con-

INVESTMENT MANAGER’S REPORT

tracts involves substantial risks, including market risk and the risk that the change in the value of the contract may not correlate with changes in value of the underlying securities.

Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security. Please refer to the Schedule of Investments in this report for a complete listing of fund holdings.

The S&P 500 Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general.

The Russell 2000 Index consists of the smallest 2,000 companies in a group of 3,000 U.S. companies in the Russell 3000 Index, as ranked by market capitalization.

Russell Top 50® Mega Cap Index – Represents the performance of the largest 50 companies in the Russell 3000® Index and accounts for approximately 40% of the total market capitalization of the Russell 3000.

Russell 3000® Growth Index – Represents the performance of 3000 of the largest companies primarily headquartered or doing business in the U.S. that have higher analysts’ forecasts for earnings growth and higher historic sales growth.

Russell 3000® Value Index – Represents the performance of 3000 of the largest companies primarily headquartered or doing business in the U.S. that have higher book-to-price ratios.

Russell 3000® Defensive Index – Represents those companies of the Russell 3000 that have lower price volatility and higher stability in earnings.

Russell 3000® Dynamic Index – Represents those companies of the Russell 3000 that have higher price volatility and more variability in earnings.

Russell Top 200® Index – Represents the largest 200 companies by market capitalization within the Russell 3000.

You cannot invest directly in an index.

Core Equity Fund Comparison with Unmanaged Index

September 30, 2012 (Unaudited)

Class A Shares

Average Annual Total Return as of September 30, 2012

	EMCAX	EMCAX	S&P 500
Period	(without load)	(with load)*	(larger stocks)
Ending Value	$24,251	$22,852	$21,615
1 year	20.99%	14.02%	30.20%
3 years	3.19	1.17	13.20
5 years	-2.93	-4.07	1.05
10 years	9.26	8.62	8.01

*	Class A shares are subject to a maximum sales load of 5.75%, which decreases depending on the amount invested.

Past performance is not indicative of future performance.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The S&P 500 Index is a performance benchmark that includes 500 companies in leading industries of the U.S. economy and focuses on the large cap segment of the market.

For current performance information, call 1-888-839-7424.

Core Equity Fund Comparison with Unmanaged Index

September 30, 2012 (Unaudited)

Class C Shares

Average Annual Total Return as of September 30, 2012

		EMCCX
	EMCCX	(with early	S&P 500
Period	(without load)	redemption)*	(larger stocks)
Ending Value	$10,643	$10,643	$13,961
1 year	20.08%	19.08%	30.20%
3 years	2.41	2.41	13.20
5 years	-3.66	-3.66	1.05
Since Inception (10/7/05)	0.90	0.90	4.90

*	The Fund charges a 1.00% redemption fee on Class C shares redeemed within one year of purchase.

Past performance is not indicative of future performance.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The S&P 500 Index is a performance benchmark that includes 500 companies in leading industries of the U.S. economy and focuses on the large cap segment of the market.

For current performance information, call 1-888-839-7424.

Core Equity Fund
SCHEDULE OF INVESTMENTS

September 30, 2012

		Fair
COMMON STOCKS – 96.56%	Shares	Value

CONSUMER DISCRETIONARY – 22.37%

Apparel Retail – 4.29%
TJX Companies, Inc.	32,600	$1,460,154

Automotive Retail – 4.34%
Autozone, Inc.*	4,000	1,478,680

Broadcasting – 5.26%
Discovery Communications, Inc.*	30,000	1,788,900

Home Improvement Retail – 4.43%
Home Depot, Inc.	25,000	1,509,250

Specialty Stores – 4.05%
PetSmart, Inc.	20,000	1,379,600
Total Consumer Discretionary		7,616,584

CONSUMER STAPLES – 9.21%

Household Products – 4.72%
Colgate-Palmolive Co.	15,000	1,608,300

Tobacco – 4.49%
Philip Morris International, Inc.	17,000	1,528,980
Total Consumer Staples		3,137,280

ENERGY – 7.78%

Integrated Oil & Gas – 4.70%
Exxon Mobil Corp.	17,500	1,600,375

Oil & Gas Integrated – 3.08%
Chevron Corp.	9,000	1,049,040
Total Energy		2,649,415

HEALTH CARE – 31.17%

Biotechnology – 7.99%
Biogen Idec, Inc.*	8,000	1,193,840
Celgene Corp.*	20,000	1,528,000
		2,721,840

The accompanying notes are an integral part of these financial statements.

Core Equity Fund
SCHEDULE OF INVESTMENTS (Continued)

September 30, 2012

		Fair
COMMON STOCKS (Continued)	Shares	Value

HEALTH CARE (Continued)

Health Care Services – 3.73%
Quest Diagnostics, Inc.	20,000	$1,268,600

Health Care Distributors – 3.28%
McKesson Corp.	13,000	1,118,390

Health Care Equipment – 6.67%
CR Bard, Inc.	16,000	1,674,400
Idexx Laboratories, Inc.*	6,000	596,100
		2,270,500

Health Care Supplies – 0.20%
Utah Medical Products, Inc.	2,000	67,980

Health Care Technology – 0.03%
Mediware Information Systems, Inc.*	500	10,955

Pharmaceuticals – 9.27%
Abbott Laboratories	22,000	1,508,320
Allergan, Inc.	18,000	1,648,440
		3,156,760
Total Health Care		10,615,025

MATERIALS – 4.81%

Specialty Chemicals – 4.81%
Sherwin Williams Co.	11,000	1,638,010
Total Materials		1,638,010

TECHNOLOGY – 21.22%

Application Software – 1.73%
Intuit Inc.	10,000	588,800

Computer Hardware – 5.29%
Apple, Inc.	2,700	1,801,602

The accompanying notes are an integral part of these financial statements.

Core Equity Fund
SCHEDULE OF INVESTMENTS (Continued)

September 30, 2012

		Fair
COMMON STOCKS (Continued)	Shares	Value

TECHNOLOGY (Continued)

Data Processing Services – 8.40%
Mastercard, Inc.	2,500	$1,128,700
Total System Services, Inc.	73,000	1,730,100
		2,858,800
IT Consulting & Services – 2.44%
International Business Machines Corp.	4,000	829,800

Systems Software – 3.36%
CA Technologies	20,000	515,300
Oracle Corp.	20,000	629,800
		1,145,100
Total Technology		7,224,102

TOTAL COMMON STOCKS
(Cost $31,032,901)		32,880,416

TOTAL INVESTMENTS
(Cost $31,032,901) – 96.56%		32,880,416
Other Assets in Excess of Liabilities – 3.44%		1,171,206

TOTAL NET ASSETS – 100.00%		$34,051,622

Footnotes
Percentages are stated as a percent of net assets.
* Non Income Producing

The accompanying notes are an integral part of these financial statements.

Core Equity Fund
ALLOCATION BY SECTOR

As of September 30, 2012 (Unaudited)

Top 10 Securities*:	Market Value	Top 10 Industries*:	Market Value
Apple, Inc.	$1,801,602	Pharmaceuticals	$3,156,760
Discovery Communications, Inc.	1,788,900	Data Processing Services	2,858,800
Total System Services, Inc.	1,730,100	Biotechnology	2,721,840
CR Bard, Inc.	1,674,400	Health Care Equipment	2,270,500
Allergan, Inc.	1,648,440	Computer Hardware	1,801,602
Sherwin Williams Co.	1,638,010	Broadcasting	1,788,900
Colgate-Palmolive Co.	1,608,300	Specialty Chemicals	1,638,010
Exxon Mobil Corp.	1,600,375	Household Products	1,608,300
Philip Morris International, Inc.	1,528,980	Integrated Oil & Gas	1,600,375
Celgene Corp.	1,528,000	Tobacco	1,528,980
	$16,547,107		$20,974,067

*	Excludes Cash and Short-term Investments.

The accompanying notes are an integral part of these financial statements.

Core Equity Fund
STATEMENT OF ASSETS & LIABILITIES

September 30, 2012

Assets:
Investments, at value (cost of $31,032,901)	$32,880,416
Cash	676
Receivable for securities sold	2,589,822
Receivable for capital shares sold	2,013
Dividends receivable	29,930
Total assets	35,502,857

Liabilities:
Payables:
Loan	90,000
Securities purchased	1,208,772
Fund shares purchased	85,813
Advisory fee	28,126
Administration fee	14,105
Distribution fees	23,229
Custody fees	444
Interest expenses	746
Total liabilities	1,451,235
NET ASSETS	$34,051,622

NET ASSETS CONSIST OF:
Paid in capital	$39,423,036
Accumulated net investment loss	(177,012)
Accumulated net realized loss on investments	(7,041,917)
Net unrealized appreciation on investments	1,847,515
NET ASSETS	$34,051,622

CLASS A:
Net assets applicable to outstanding Class A shares	$31,872,295
Shares issued (25,000,000 shares of beneficial
interest authorized, $0.0001 par value)	1,149,545
Net asset value and redemption price per share	$27.73
Maximum offering price per share (net asset value divided by 94.25%)	$29.42

CLASS C:
Net assets applicable to outstanding Class C shares	$2,179,327
Shares issued (25,000,000 shares of beneficial
interest authorized, $0.0001 par value)	82,090
Net asset value, offering price and redemption price per share*	$26.55

*	Redemption price per share is equal to net asset value less any applicable sales charges.

The accompanying notes are an integral part of these financial statements.

Core Equity Fund
STATEMENTS OF OPERATIONS

For the Year Ended September 30, 2012

INVESTMENT INCOME:
Dividends	$380,899
Total investment income	380,899

EXPENSES:
Investment advisory fees (Note 6)	358,732
Administration fees (Note 6 and Note 11)	176,451
Distribution fees (Note 6)
Distribution fees – Class A	84,045
Distribution fees – Class C	22,554
Interest Expense	1,990
Custody fees	3,455
Total expenses	647,227
NET INVESTMENT LOSS	(266,328)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
Investments	572,260
Securities sold short	71
Futures	384
Trading errors reimbursement	32,000
Net change in unrealized gain (loss) on:
Investments	7,188,210
Futures	(645,196)
Net realized and unrealized gain (loss) on investments	7,147,729
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$6,881,401

The accompanying notes are an integral part of these financial statements.

Core Equity Fund
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	September 30,	September 30,
	2012	2011
OPERATIONS:
Net investment income (loss)	$(266,328)	$(485,312)
Net realized gain on:
Investment transactions	572,715	6,377,103
In-kind redemptions (Note 8)	—	2,035,871
Trading errors reimbursement (Note 9)	32,000	—
Net change in unrealized appreciation (depreciation)
on investments	6,543,014	(9,300,453)
Net increase (decrease) in net assets resulting
from operations	6,881,401	(1,372,791)

CAPITAL SHARE TRANSACTIONS: (a)
Proceeds from shares sold
Class A shares	1,087,891	11,013,221
Class C shares	182,566	789,782
Cost of shares redeemed
Class A shares	(9,112,235)	(17,516,471)
Class C shares	(665,125)	(741,864)
Net increase (decrease) in net assets from
capital share transactions (a)	(8,506,903)	(6,455,332)
Total increase (decrease) in net assets	(1,625,502)	(7,828,123)

NET ASSETS:
Beginning of year	35,677,124	43,505,247
End of year	$34,051,622	$35,677,124
Accumulated net investment income (loss), end of year	$(177,012)	$—
(a) Changes in Shares Outstanding:
Class A
Shares sold	43,421	394,915
Shares redeemed	(352,784)	(641,501)
Net increase (decrease) in capital shares	(309,363)	(246,586)
Shares Outstanding:
Beginning of year	1,458,908	1,705,494
End of year	1,149,545	1,458,908
Class C
Shares sold	7,440	29,001
Shares redeemed	(26,625)	(27,355)
Net increase (decrease) in capital shares	(19,185)	1,646
Shares Outstanding:
Beginning of year	101,275	99,629
End of year	82,090	101,275

The accompanying notes are an integral part of these financial statements.

Core Equity Fund
FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout each period
Class A

	Year Ended September 30,
	2012		2011	2010	2009	2008
NET ASSET VALUE –
BEGINNING OF YEAR	$22.92		$24.14	$25.24	$25.25	$39.64

INCOME FROM
INVESTMENT OPERATIONS:
Net investment income (loss)	(0.20)		(0.30)	(0.26)	0.03	0.08
Net realized and unrealized
gain (loss) on investments	5.01		(0.92)	(0.84)	0.07	(6.83)
Total from investment operations	4.81		(1.22)	(1.10)	0.10	(6.75)

LESS DISTRIBUTIONS:
Dividends from net investment income	—		—	—	(0.11)	(0.22)
Distributions from net realized gains	—		—	—	—	(7.42)
Total distributions	—		—	—	(0.11)	(7.64)

NET ASSET VALUE – END OF YEAR	$27.73		$22.92	$24.14	$25.24	$25.25

TOTAL RETURN	21.0	%(1)	(5.1)%	(4.3)%	0.5%	(21.9)%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of year (thousands)	$31,872		$33,438	$41,168	$43,458	$49,372
Ratio of operating expenses to
average net assets	1.76%		1.75%	1.73%	1.74%	1.67%
Ratio of net investment income (loss)
to average net assets	(0.70)%		(0.98)%	(1.00)%	0.12%	0.36%
Portfolio turnover rate	540%		352%	169%	259%	221%

(1)
Includes increase from payment made by the Adviser of 0.1% related to trading errors reimbursement.  Without these transactions, total return would have been 20.9%.  Please refer to Note 9 for further details.

The accompanying notes are an integral part of these financial statements.

Core Equity Fund
FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout each period
Class C

	Year Ended September 30,
	2012		2011	2010	2009	2008
NET ASSET VALUE –
BEGINNING OF YEAR	$22.11		$23.46	$24.72	$24.79	$39.06

INCOME FROM
INVESTMENT OPERATIONS:
Net investment income (loss)	(0.40)		(0.46)	(0.32)	(0.17)	(0.10)
Net realized and unrealized
gain (loss) on investments	4.84		(0.89)	(0.94)	0.10	(6.75)
Total from investment operations	4.44		(1.35)	(1.26)	(0.07)	(6.85)

LESS DISTRIBUTIONS:
Dividends from net investment income	—		—	—	—	—
Distributions from net realized gains	—		—	—	—	(7.42)
Total distributions	—		—	—	—	(7.42)

NET ASSET VALUE – END OF YEAR	$26.55		$22.11	$23.46	$24.72	$24.79

TOTAL RETURN	20.1	%(1)	(5.8)%	(5.1)%	(0.3)%	(22.5)%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (thousands)	$2,179		$2,239	$2,337	$1,992	$2,523
Ratio of operating expenses
to average net assets	2.51%		2.50%	2.48%	2.49%	2.42%
Ratio of net investment income (loss)
to average net assets	(1.45)%		(1.73)%	(1.79)%	(0.62)%	(0.39)%
Portfolio turnover rate	540%		352%	169%	259%	221%

(1)
Includes increase from payment made by the Adviser of 0.1% related to trading errors reimbursement.  Without these transactions, total return would have been 20.0%.  Please refer to Note 9 for further details.

The accompanying notes are an integral part of these financial statements.

Core Equity Fund
STATEMENT OF CASH FLOWS

For the Year Ended September 30, 2012

INCREASE (DECREASE) IN CASH —

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase in net assets from operations	$6,881,401
Adjustments to reconcile net increase (decrease) in
net assets from operations to net cash used in operating activities:
Purchases of investments	(178,339,537)
Proceeds for dispositions of investment securities	179,960,253
Decrease in receivable for securities sold	523,285
Increase in dividends and interest receivable	(21,660)
Decrease in deposits at broker	145,661
Decrease in variation margin	931,500
Increase in loan payable	90,000
Increase in payable for securities purchased	852,270
Decrease in accrued management fees	(2,989)
Decrease in accrued administration fees	(853)
Increase in accrued distribution fees	17,004
Decrease in accrued custody fees	(452)
Decrease in accrued interest expenses	(324)
Unrealized appreciation on securities	(7,188,210)
Net realized gain on investments	(572,260)
Net cash provided by operating activities	3,275,089

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from shares sold	1,328,875
Payment on shares redeemed	(9,725,686)
Net cash used in financing activities	(8,396,811)

Net decrease in cash	(5,121,722)

Cash:
Beginning balance	5,122,398
Ending balance	$676

Supplemental information:
Cash paid for interest	$2,309

The accompanying notes are an integral part of these financial statements.

Core Equity Fund
NOTES TO FINANCIAL STATEMENTS

September 30, 2012

1.	ORGANIZATION

Empiric Funds, Inc. (formerly, Texas Capital Value Funds, Inc.) was incorporated on June 26, 1995 as a Maryland Corporation and is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company.  The Core Equity Fund (formerly, Value & Growth Portfolio) (the “Fund”) is a series of the Empiric Funds, Inc, (the “Corporation”).  The Fund offers Class A and Class C shares.  Each class of shares differs principally in its respective distribution expenses and sales charges, if any.  Each class of shares has identical rights to earnings, assets and voting privileges, except for class-specific expenses and exclusive rights to vote on matters affecting only individual classes.  The Fund’s Class A shares commenced operations on November 6, 1995.  The Fund’s Class C shares commenced operations on October 7, 2005.  Prior to October 7, 2005, the shares of the Fund had no specific class designation.  As of that date, all of the then outstanding shares were re-designated as Class A shares.  The Fund’s investment objective is capital appreciation.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.  These policies are in conformity with accounting principles generally accepted in the United States.

a)	Valuation of Securities – All investments in securities are recorded at their estimated fair value, as described in note 3.

b)
Federal Income Taxes – It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income to its shareholders.  In addition, the Fund intends to pay distributions as required to avoid imposition of excise tax.  Therefore, no federal income tax provision is required.

The Fund has adopted financial reporting rules regarding recognition and measurement of tax positions taken or expected to be taken on a tax return.  The Fund has reviewed all open tax years and major jurisdictions and concluded that there is no impact on the Fund’s net assets and no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on a tax return.  As of September 30, 2012, open Federal tax years include the tax year ended September 30, 2009 through 2012.

c)
Security Transactions, Income and Other – Investment and shareowner transactions are recorded on the trade date.  Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund and interest income is recognized on an accrual basis.  Income, expenses (other than expens-

Core Equity Fund
NOTES TO FINANCIAL STATEMENTS (Continued)

September 30, 2012

es attributable to a specific class), and realized and unrealized gains or losses on investments are generally allocated to each respective class in proportion to the relative net assets of each class.

d)
Short Sale Transactions –  The Fund may not purchase securities on margin or effect short sales, except that the Fund may: (a) obtain short-term credits necessary for the clearance of security transactions; (b) provide initial and variation margin payments in connection with transactions involving futures contracts and options on such contracts; and (c) make short sales “against the box” (i.e., owning an equal amount of the security itself, or of securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue and equal in amount to the security sold short) or in compliance with the SEC’s positions regarding the asset segregation requirements of Section 18 of the Investment Company Act of 1940, as amended.  Cash segregated for short sales and options is shown in the Statement of Assets and Liabilities as deposits at broker.  As of September 30, 2012, the Fund did not segregate any securities for short sales.

e)
Options Transactions – The Fund may utilize options to manage its exposure to changing interest rates and/or security prices.  Some options strategies, including buying puts, tend to hedge the Fund’s investments against price fluctuations.  Other strategies, such as writing puts and calls and buying calls, tend to increase market exposure.  Options contracts may be combined with each other in order to adjust the risk and return characteristics of the Fund’s overall strategy in a manner deemed appropriate to the Advisor and consistent with the Fund’s investment objective and policies.  When a call or put option is written, an amount equal to the premium received is recorded as a liability.  The liability is marked-to-market daily to reflect the current fair value of the option written.  When an option written expires, a gain is realized in the amount of the premium originally received.  If a closing purchase contract is entered into, a gain or loss is realized in the amount of the original premium less the cost of the closing transaction.  If a written call option is exercised, a gain or loss is realized from the sale of the underlying security, and the proceeds from such sale are increased by the premium originally received.  If a written option is exercised, the amount of the premium originally received reduces the cost of the security which is purchased upon the exercise of the option.

With options, there is minimal counterparty credit risk to the Fund since the options are covered or secured, which means that the Fund will own the underlying security or, to the extent it does not hold such a portfolio, will maintain a segregated account with the Fund’s custodian consisting of high quality liquid debt obligations equal to the market value of the option, marked to market daily.

Core Equity Fund
NOTES TO FINANCIAL STATEMENTS (Continued)

September 30, 2012

Options purchased are recorded as investments and marked-to-market daily to reflect the current fair value of the option contract.  If an option purchased expires, a loss is realized in the amount of the cost of the option contract.  If a closing transaction is entered into, a gain or loss is realized to the extent that the proceeds from the sale are greater or less than the cost of the option.  If a purchase put option is exercised, a gain or loss is realized from the sale of the underlying security by adjusting the proceeds from such sale by the amount of the premium originally paid.  If a purchased call option is exercised, the cost of the security purchased upon exercise is increased by the premium originally paid.  As of September 30, 2012, the Fund did not segregate any securities for options.

f)
Futures Contracts and Options on Futures Risks – Investments in futures contracts (or related options) involve substantial risks. The low margin or premiums normally required in trading index futures contracts may provide a large amount of leverage, and a relatively small change in the underlying index or price of the contract can produce a disproportionately larger profit or loss. Upon entering into a futures contract, the Fund must deposit initial margin in addition to segregating cash or liquid assets sufficient to meet its obligation to purchase or provide securities, or to pay the amount owed at the expiration of an index-based futures contract. Pursuant to the futures contract, the Fund agrees to receive from, or pay to the broker, an amount of cash equal to the daily fluctuation in value of the contract. Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with changes in the value of the underlying securities. Use of long futures contracts subjects the Fund to risk of loss up to the notional value of the futures contract.

g)
Distributions to Shareholders – Distributions from net investment income and realized gains, if any, are recorded on the ex-dividend date.  The Fund may periodically make reclassifications among certain of its capital accounts as a result of the recognition and characterization of certain income and capital gain distributions determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America.  All short-term capital gains are considered ordinary income for tax purposes.  These principles require that permanent financial reporting and tax differences be reclassified in the capital accounts.  These differences are primarily relate to partnership, foreign currency, redemptions in kind and investments in Passive Foreign Investment Companies with differing book and tax methods for accounting.  For the year ended September 30, 2012, the Fund’s most recent fiscal year end, the Fund decreased paid-in capital by $89,316 and decreased accumulated net investment loss by $89,316.

Core Equity Fund
NOTES TO FINANCIAL STATEMENTS (Continued)

September 30, 2012

h)
Use of Estimates – The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period.  Actual results could differ from those estimates.

i)
Foreign Risk – Investments in foreign securities entail certain risks.  There may be a possibility of nationalization or expropriation of assets, confiscatory taxation, political or financial instability, and diplomatic developments that could affect the value of the Fund’s investments in certain foreign countries.  Since foreign securities normally are denominated and traded in foreign currencies, the value of the Fund’s assets may be affected favorably or unfavorably by currency exchange rates, currency exchange control regulations, foreign withholding taxes, and restrictions or prohibitions on the repatriation of foreign currencies.  There may be less information publicly available about a foreign issuer than about a U.S. issuer, and foreign issuers are not generally subject to accounting, auditing, and financial reporting standards and practices comparable to those in the United States.  The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers.

In addition to securities traded principally in securities markets outside the United States and securities denominated in foreign currencies, the Fund may invest in American Depository Receipts (ADRs).  ADRs generally are U.S. dollar-denominated receipts issued by domestic banks representing the deposit with the bank of securities of a foreign issuer, and are traded on exchanges or over-the-counter in the United States.  Because an ADR represents an indirect investment in securities of a foreign issuer, investments in ADRs are subject to the risks associated with foreign securities generally, as described above.

j)
Events Subsequent to the Fiscal Period End – In preparing the financial statements as of September 30, 2012, management considered the impact of subsequent events for potential recognition or disclosure through the date of the issuance of the financial statements.

k)
New Accounting Pronouncement – On May 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standard Update (“ASU”) modifying Topic 820, Fair Value Measurements and Disclosures.  At the same time, the International Accounting Standards Board (“IASB”) issued International Financial Reporting Standard (“IFRS”) 13, Fair Value Measurement.  The objective by the

Core Equity Fund
NOTES TO FINANCIAL STATEMENTS (Continued)

September 30, 2012

FASB and IASB is convergence of their guidance on fair value measurements and disclosures.  Specifically, the ASU requires reporting entities to disclose i) the amounts of any transfers between Level 1 and Level 2, and the reasons for the transfers, ii) for Level 3 fair value measurements, a) quantitative information about significant unobservable inputs used, b) a description of the valuation processes used by the reporting entity and c) a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs might result in a significantly higher or lower fair value measurement.  The effective date of ASU is for interim and annual periods beginning after December 15, 2011.  At this time, the Fund is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

In December 2011, FASB issued ASU No. 2011-11 related to disclosures about offsetting assets and liabilities.  The amendments in this ASU require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position.  The ASU is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods.  The guidance requires retrospective applications for all comparative periods presented.  The Fund is currently evaluating the impact ASU 2011-11 will have on the financial statements disclosures.

3.	SECURITIES VALUATION

The Fund has adopted authoritative fair valuation accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes in valuation techniques and related inputs during the period.  These inputs are summarized in the three broad levels listed below:

• Level 1 –	Quoted unadjusted prices for identical instruments in active markets to which the Fund has access at the date of measurement.

• Level 2 –
Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets.  Level 2 inputs are those in markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among brokered market makers.

Core Equity Fund
NOTES TO FINANCIAL STATEMENTS (Continued)

September 30, 2012

• Level 3 –
Model derived valuations in which one or more significant inputs or significant value drivers are unobservable.  Unobservable inputs are those inputs that reflect the Fund’s own assumptions that market participant’s would use to price the asset or liability based on the best available information.

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis.

Equity Securities – The Fund’s investments are carried at fair value.  Securities traded on a securities exchange for which a last-quoted sales price is readily available will be valued at the last sales price as reported by the primary exchange on which the securities are listed.  Securities listed on the Nasdaq National Market System (“Nasdaq”) will be valued at the Nasdaq Official Closing Price, which may differ from the last sales price reports.  Securities traded on a securities exchange for which a last-quoted sales price is not readily available will be valued at the last bid price.  To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in level 1 of the fair value hierarchy.

Options and Futures – Exchange-traded options on securities and indices purchased or sold by the Fund generally will be valued at their last sales price or, if not last sales price is available, at their last bid price.  Options traded in the OTC market, the average of the last bid prices obtained from two or more dealers will be used unless there is only one dealer, in which case that dealer’s last bid price is used.  Futures contracts shall be valued at the closing price on their primary exchange.  If a closing price is not readily available, futures will be priced at the closing bid price.  To the extent, these securities are actively traded and valuation adjustments are not applied, they are categorized in level 1 of the fair value hierarchy.

Mutual Funds – Investments in mutual funds are generally priced at the ending net asset value (NAV) provided by the service agent of the Fund and are classified as Level 1 securities.

Short-Term Debt Securities – Short-term investments are valued at amortized cost, if their original maturity was 60 days or less, or by amortizing the values as of the 61st day prior to maturity, if their original term to maturity exceeded 60 days.  To the extent the inputs are observable and timely, these securities are classified in level 1 of the fair value hierarchy.

Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Advisor under procedures established by and under the general supervision and responsibility of the Fund’s Board of Directors.  Depending on the relative significance of the valuation inputs, these securities may be classified in either level 2 or level 3 of the fair value hierarchy.

Core Equity Fund
NOTES TO FINANCIAL STATEMENTS (Continued)

September 30, 2012

The Fund has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determination.  Various inputs are used in determining the value of each Fund’s investments.  The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Fund’s securities as of September 30, 2012:

	Level 1	Level 2	Level 3	Total
Common Stocks
Consumer Discretionary	$7,616,584	$—	$—	$7,616,584
Consumer Staples	3,137,280	—	—	3,137,280
Energy	2,649,415	—	—	2,649,415
Health Care	10,615,025	—	—	10,615,025
Materials	1,638,010	—	—	1,638,010
Technology	7,224,102	—	—	7,224,102
Total Common Stocks	32,880,416	—	—	32,880,416
Total Investments in Securities	$32,880,416	$—	$—	$32,880,416

Refer to the Fund’s Schedule of Investments for a detailed break-out of common stocks by industry classification.  Transfers between levels are recognized at the end of reporting period.  During the fiscal year ended September 30, 2012, the Fund recognized no transfers to/from level 1 or level 2.  There were no level 3 securities held in the Fund during the fiscal year ended September 30, 2012.

4.	DERIVATIVES

The Fund may engage in various portfolio strategies, to the extent that they are consistent with the Fund’s investment objectives and limitations, to attempt to hedge against changes in net asset value, to gain exposure to particular securities or markets, or to attempt to realize a greater current return.  The use of these instruments involves certain risks, including the possibility that the value of the underlying assets or indices fluctuate, the derivative becomes illiquid, imperfect correlation exists between the value of the derivative and the underlying assets or indices, or that the counterparty fails to perform its obligations when due.

The Adviser may use a variety of derivative instruments, including options, futures contracts (sometimes referred to as “futures”), options on futures contracts, stock index options, forward currency contracts, swap and structured contracts.  The Adviser may use derivative instruments (“derivatives”) to hedge against anticipated declines in market value of portfolio securities, increases or decreases in the market

Core Equity Fund
NOTES TO FINANCIAL STATEMENTS (Continued)

September 30, 2012

value of securities it intends to purchase or sell, and to protect against exposure to interest rate changes.  The Advisor may also use derivatives to enhance total return or invest in eligible asset classes or particular securities markets with greater efficiency and lower cost than is believes to be possible through direct investment.  The use of derivatives for hedging purposes involves certain risks and may result in a loss if charges in the value of derivatives move in a direction different than anticipated, rendering the hedging strategy unsuccessful.

The Fund adopted the disclosure provisions of FASB Accounting Standard Codification 815, Derivatives and Hedging (“ASC 815”).  ASC 815 requires enhanced disclosures about the Fund’s use of and accounting for derivative instruments and the effect of derivative instruments on the Fund’s result of operations and financial position.  Tabular disclosure regarding derivatives fair value and gain/loss by contract typed (e.g., interest rate contracts, foreign exchange contracts, credit contracts, etc.) is required and derivatives accounted for as hedging instruments under ASC 815 must be disclosed separately from those that do not qualify for hedge accounting.  Even though the Fund may use derivatives in an attempt to achieve an economic hedge, the Fund’s derivatives are not accounted for as hedging instruments under ASC 815 because investment companies account for their derivatives at fair value and record any changes in fair value in current period earnings.

Average Balance Information – During the fiscal year ended September 30, 2012, the average daily notional value of long futures contracts was $136,590 and $179,752 for short futures contracts.

The locations on the statements of assets and liabilities of the Fund’s derivative positions by type of exposure, all of which are not accounted for as hedging instruments under ASC 815, is as follows:

Balance Sheet – Values of Derivative Instruments as of September 30, 2012

	Asset		Liabilities
Derivatives not
accounted for as
hedging instruments		Fair		Fair
under ASC 815	Location	Value	Location	Value
Equity Contracts
	N/A	$—	N/A	$—
Total		$—		$—

Core Equity Fund
NOTES TO FINANCIAL STATEMENTS (Continued)

September 30, 2012

The Effect on Derivative Instruments on the Statement of Operations for the Year Ended September 30, 2012:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as
hedge instruments under ASC 815	Futures	Total
Equity Contracts	$384	$384
Total	$384	$384
Change in Unrealized Appreciation or (Depreciation)
on Derivatives Recognized in Income
Derivatives not accounted for as
hedge instruments under ASC 815	Futures	Total
Equity Contracts	$(645,196)	$(645,196)
Total	$(645,196)	$(645,196)

5.	PURCHASES AND SALES OF SECURITIES

For the year ended September 30, 2012, the cost of purchases were $178,339,537 and the proceeds from sales of securities, excluding short-term securities, were $179,957,776 for the Fund.

6.	INVESTMENT ADVISORY AND OTHER AGREEMENTS
Investment Advisory and Administration Agreements
The Fund has an investment advisory agreement with the Advisor, Empiric Advisors, Inc. (formerly, First Austin Capital Management, Inc.), pursuant to which the Advisor receives a fee, computed daily, at an annual rate of 1.00% of the average daily net assets.  The Advisor provides continuous supervision of the investment portfolio and pays the cost of compensation of the officers of the Fund, occupancy and certain clerical and administrative costs involved in the day to day operations of the Fund.

Through February 1, 2013, the Advisor is also acting as the administrator to the Fund.  For this service, the Advisor receives a fee, computed daily based on the average daily net assets at an annual rate of .70% on the first $5 million, .50% on the next $25 million, .28% on the next $70 million, .25% on the next $100 million, and .20% for over $200 million of each series.  The Advisor bears most of the operating expenses of the Fund including legal, audit, printing, and insurance. After February 1, 2013, the Fund will pay its own operating expenses directly.  See Note 11.

Transactions with Empiric Distributors, Inc.
The Advisor owns an interest in Empiric Distributors, Inc. (formerly, Texas Capital, Inc.), a registered broker-dealer.  For the year ended September 30, 2012, the Fund

Core Equity Fund
NOTES TO FINANCIAL STATEMENTS (Continued)

September 30, 2012

transacted $236,478 in commissions through Empiric Distributors, Inc.  All transactions were at $0.030 per share during the year ended September 30, 2012, or at rates considered competitive with comparable transactions elsewhere.  The Board reviews affiliated transactions quarterly.

Distribution Agreement and Plan
The Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act under which the Fund contracts with registered broker-dealers and their agents to distribute shares of the Fund.  The Plan authorizes payments by the Fund in connection with the distribution of its shares at an annual rate, as determined from time to time by the Board of Directors, of up to 0.25% of the average daily net assets for the Fund’s Class A shares.  The Fund’s Class C shares allow for up to 1.00% of the average daily net assets.  For the year ended September 30, 2012, the Fund incurred distribution expenses of $84,045 for the Class A shares and $22,554 for the Class C shares pursuant to the Plan.  The amount of sales charge retained by the Distributor was $1,339.

Certain officers and directors of the Fund are also officers and/or directors of the Advisor and of Empiric Distributors, Inc.

7.	LINE OF CREDIT
The Fund has a $12 million unsecured line of credit with U.S. Bank, N.A., intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with short-term liquidity needs of the Fund or shareholder redemptions.  Borrowings under this arrangement bear interest at U.S. Bank’s prime rate.  At September 30, 2012, the Fund had $90,000 outstanding and $495 of accrued interest fees.  Based upon balances outstanding during the period, the weighted average interest rate was 3.25% and the weighted average amount outstanding was $14,986.

8.	IN-KIND REDEMPTIONS

During the year ended September 30, 2012, the Fund did not have any in-kind redemptions.  In-kind redemptions occur when a shareholder exchanges fund shares for securities held by the Fund rather than cash.  Because such gains are not taxable to the Fund, and are not distributed to shareholders, they are reclassified from accumulated net realized gains and losses to paid-in-capital.  Such reclassification has no effect on the Fund’s net assets.

9.	ADVISOR REIMBURSEMENT FOR LOSS DUE TO TRADING ERRORS

On November 22, 2011, the Fund received a reimbursement from the Adviser related to net losses incurred on futures trading errors.  These trading errors consisted of three instances where the Adviser intended to sell and instead bought, or intended to buy and instead sold, futures contracts.  The losses realized by the Fund from the

Core Equity Fund
NOTES TO FINANCIAL STATEMENTS (Continued)

September 30, 2012

trade errors totaled $32,000, and the Adviser reimbursed the Fund in full for these losses.  The reimbursement comprises the “trading error reimbursement” in the Statement of Operations.

10.	FEDERAL TAX INFORMATION

As of September 30, 2012, the Fund’s most recent fiscal year end, the components of accumulated earnings (losses) on a tax basis were as follows:

Cost of Investments	$31,032,901
Gross unrealized appreciation	$2,074,333
Gross unrealized depreciation	(226,818)
Net unrealized appreciation	$1,847,515
Undistributed ordinary income	—
Undistributed long-term capital gain	—
Total distributable earnings	—
Other accumulated gains (losses)	$(7,218,929)
Total accumulated earnings (losses)	$(5,371,414)

As of September 30, 2012, the Fund had $177,012 of late year losses, which are deferred until October 1, 2012 for tax purposes.  Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first day of the Fund’s next taxable year.

The capital loss carryforwards at September 30, 2012, which may be carried over to offset future capital gains and their year of expiration are as follows:

Capital Loss Carryforward	Expiration
$6,993,591	9/30/2018
$ 48,326	Unlimited

Under recently enacted legislation, capital losses sustained in the year ended December 31, 2011 and in future taxable years will not expire and may be carried over by the Fund without limitation; however, they will retain the character of the original loss.  Furthermore, any losses incurred during those taxable years will be required to be utilized prior to the losses incurred in the pre-enactment taxable years.  As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused.  Under pre-enactment law, capital losses could be carried forward for eight years, and carried forward as short-term capital losses, irrespective of the character of the original loss.  Of the $48,326 of capital loss carryforwards which do not have an expiration, $48,326 are characterized as long-term.

Core Equity Fund
NOTES TO FINANCIAL STATEMENTS (Continued)

September 30, 2012

11.	EVENTS SUBSEQUENT TO THE FISCAL YEAR END

In preparing the financial statements as of September 30, 2012, management considered the impact of subsequent events for potential recognition or disclosure in the financial statements.  Since the inception of the Fund, the Advisor has served as the administrator to the Fund and pays most of the operating expenses of the Fund, including but not limited to, fund administration and fund accounting, transfer agency and custodial fees paid to U.S. Bancorp Fund Services, the Fund’s Administrator, and U.S. Bank, the Fund’s Custodian, legal and audit fees, printing costs, and insurance premiums.  Under an Administrative Services Contract with the Fund, the Advisor receives for its services a fee computed daily based on the Fund’s average daily net assets at an annual rate of .70% on the first $5 million, .50% on the next $25 million, .28% on the next $70 million, .25% on the next $100 million, and .20% for over $200 million.  The administrative fee paid by the Fund has not changed since it began investing over 17 years ago, while the operating and regulatory costs of the Fund borne by the Advisor have increased substantially.  Because the Advisor can no longer economically bear the increasing expenses paid on behalf of the Fund, the Administrative Services Contract will terminate effective February 1, 2013 and the Fund will contract with the Administrator to serve as administrator and will pay its own administrative, legal, accounting and other expenses. The Fund expects that payment of its actual expenses will cause its annual operating expenses to increase in the coming fiscal year.

Effective February 1, 2013, the Fund will contract directly with the Administrator.  Under the Fund’s agreement with the Administrator, the Administrator will prepare and coordinate reports and other materials supplied to the Board of Directors; prepare and/or supervise the preparation and filing of all securities filings, periodic financial reports, prospectuses, statements of additional information, tax returns, shareholder reports and other regulatory reports or filings required of the Fund; coordinate the preparation, printing and mailing of all materials (e.g., annual reports) required to be sent to shareholders; coordinate the preparation and payment of Fund-related expenses; review and adjust as necessary the Fund’s daily expense accruals. The Administrator will not be responsible or have authority for the management of the Fund, the determination of investment policy, or for any matter pertaining to the distribution of Fund shares.  For its services, the Administrator will receive from the Fund a fee computed daily and payable monthly based on the Fund’s average net assets at the rate of 0.07% on the first $200 million, 0.05% on the next $500 million, and 0.04% on the balance, subject to a minimum annual fee of $40,000.

Core Equity Fund
NOTES TO FINANCIAL STATEMENTS (Continued)

September 30, 2012

Effective February 1, 2013, the Advisor contractually has agreed to reduce its management fee and/or reimburse the Fund so that the Fund’s total annual operating expenses, excluding brokerage fees and commissions, borrowing costs (such as interest and dividend expenses on securities sold short and liquidity program fees), taxes, 12b-1 fees, acquired fund fees and expenses, and extraordinary litigation expenses, do not exceed 1.73% of the Fund’s average daily net assets through February 1, 2014. This expense cap may not be terminated prior to this date except by the Board of Directors. Expenses reimbursed and/or fees reduced by the Advisor may be recouped by the Advisor for a period of three fiscal years following the fiscal year during which such reimbursement or reduction was made if such recoupment can be achieved within the foregoing expense limit.

REPORT OF INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM

To the Shareholders and Board of Directors
Empiric Funds, Inc.

We have audited the accompanying statement of assets and liabilities of the Empiric Core Equity Fund (the “Fund”), a series of Empiric Funds, Inc., including the schedule of investments, as of September 30, 2012, and the related statement of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform an audit of the Fund’s internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.  Accordingly, we express no such opinion.  An audit includes examining on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights.  Our procedures included confirmation of securities owned as of September 30, 2012 by correspondence with the custodian and brokers.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Empiric Core Equity Fund as of September 30, 2012, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and financial highlights for the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
November 26, 2012

Core Equity Fund
EXPENSE EXAMPLE

September 30, 2012 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs including sales charges (loads), if applicable; redemption fees, if applicable; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1 fees); and other Fund expenses.  This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period indicated and held for the entire period from April 1, 2012 to September 30, 2012.

Actual Expenses
The information in the table under the heading “Actual“ provides information about actual account values and actual expenses.  You may use the information in these columns together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.  There are some account fees that are charged to certain types of accounts, such as Individual Retirement Accounts (generally, a $15 fee is charged to the account annually) that would increase the amount of expenses paid on your account.  The example below does not include portfolio trading commissions and related expenses, and other extraordinary expenses as determined under generally accepted accounting principles.

Hypothetical Example for Comparison Purposes
The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  As noted above, there are some account fees that are charged to certain types of accounts that would increase the amount of expense paid on your account.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees, or exchange fees.  Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help

Core Equity Fund
EXPENSE EXAMPLE (Continued)

September 30, 2012 (Unaudited)

you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period(1)
	4/1/12	9/30/12	4/1/12 – 9/30/12
Core Equity Fund

Actual(2)
Class A	$1,000.00	$1,009.10	$8.84
Class C	$1,000.00	$1,005.30	$12.58
Hypothetical (5% return
before expenses)(3)
Class A	$1,000.00	$1,016.20	$8.87
Class C	$1,000.00	$1,012.45	$12.63

(1)
Expenses are equal to the Class A and Class C fund shares’ annualized expense ratio of 1.76% and 2.51%, respectively, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

INFORMATION ABOUT DIRECTORS
AND OFFICERS (Unaudited)

The business and affairs of the Fund are managed under the direction of the Fund’s Board of Directors.  Information pertaining to the Directors and Officers of the Fund is set forth below.  The SAI includes additional information about the Fund’s Directors and Officers and is available, without charge, upon request by calling 1-888-839-7424.

		Term of		Number of
		Office and	Principal	Portfolios	Other
	Position(s)	Length	Occupation(s)	Overseen	Directorships
Name, Age,	Held with	of Time	During Past	by	Held by
and Address	Fund	Served	5 Years	Director	Director

Mark A. Coffelt*,	Director,	Indefinite as	President of	1	0
C.F.A., 58	Chairman of	a director,	Empiric Advisors,
6300 Bridgepoint	the Board,	Elected	Inc. (the “Advisor”)
Parkway, Bldg. II,	President,	annually	(formerly First
Ste. 105	Treasurer,	by Board	Austin Capital
Austin, TX 78730	Chief	for other	Management, Inc.)
	Executive	positions;	(1988 to Present).
	Officer and	since
	Chief	November,
	Financial	1995
Officer

Janis A. Claflin, 69	Independent	Indefinite;	President and	1	1
1301 Capital of Texas	Director	Since	owner of Claflin
Highway Ste B-127		November,	& Associates
Austin, Texas 78746		1995	(provides individual
and family therapy
and organizational
consulting) (1985 to
Present); Chairperson
of the Investment
Committee, on the
Board of Directors of
the Fetzer Institute
(a private research,
education and service
foundation) (1987
to Present); Licensed
Marriage and Family
Therapist.

INFORMATION ABOUT DIRECTORS
AND OFFICERS (Unaudited) (Continued)

		Term of		Number of
		Office and	Principal	Portfolios	Other
	Position(s)	Length	Occupation(s)	Overseen	Directorships
Name, Age,	Held with	of Time	During Past	by	Held by
and Address	Fund	Served	5 Years	Director	Director

Edward K. Clark,	Independent	Indefinite;	Director, Executive	1	1
Attorney, CPA, 61	Director	Since	Vice President,
11412 Bee Caves		November,	General Counsel
Road, Suite 300		1995	& Chief Financial
Austin, TX 78738			Officer of
Emergent
Technologies
(a biotech venture
capital firm) (2002
to Present);
Member-Kelly,
Hart & Hallman
(a law firm)
(1997-2002);
Partner-Clark &
Clark of Austin,
Texas (a law firm)
(1995-1997);
Certified Public
Accountant.

John Henry McDonald,	Independent	Indefinite;	President, Chairman	1	3
CFP, 61	Director	Since	and founder of Austin
7200 N. MoPac #315		November,	Asset Management
Austin, TX 78731		1995	(1986 to Present);
CFP from the
College for Financial
Planning; Member
of the CFP Board
of Standards.

INFORMATION ABOUT DIRECTORS
AND OFFICERS (Unaudited) (Continued)

		Term of		Number of
		Office and	Principal	Portfolios	Other
	Position(s)	Length	Occupation(s)	Overseen	Directorships
Name, Age,	Held with	of Time	During Past	by	Held by
and Address	Fund	Served	5 Years	Director	Director

Heather Taute, 47	Secretary,	Elected	Financial Operations	0	0
6300 Bridgepoint	Chief	annually	Manager and Chief
Parkway, Bldg II,	Compliance	by Board;	Compliance Officer
Ste. 105	Officer and	Since	of the Advisor
Austin, TX 78730	Anti-Money	November,	(2006 to present);
	Laundering	2006	Operations Manager,
	Compliance		Academy Capital
	Officer		Management in
Waco, TX (1999-2006).

*
Mr. Coffelt and Ms. Taute each is an “interested person” of the Fund (as defined in the Investment Company Act of 1940) due to the positions that they hold with the Fund, the Advisor and Empiric Distributors, Inc.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY
VOTING POLICY AND PROXY VOTING RECORDS

The Adviser votes proxies relating to portfolio securities in accordance with procedures that have been approved by the Fund’s Board of Directors.  You may obtain a description of these procedures free of charge, upon request, by calling toll-free 1-800-880-0324 and by accessing the Fund’s Statement of Additional Information on the SEC’s website at http://www.sec.gov.

The Fund’s proxy voting record for the most recent twelve-month period ended June 30 is available free of charge, upon request, by calling 1-800-880-0324 and by accessing the SEC’s website at http://www.sec.gov.

DISCLOSURE OF PORTFOLIO HOLDINGS

Empiric Funds, Inc., files the Fund’s complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Fund’s Form N-Q is available without charge, upon request, by calling 1-800-880-0324.  Furthermore, you can obtain the Form N-Q on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC.  Information on the Public Reference Room may be obtained by calling 1-800-SEC-0330.

HOUSEHOLDING

In an effort to decrease costs, the Fund intends to reduce the number of duplicate prospectuses and annual and semi-annual reports you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders we reasonably believe are from the same family or household.  Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-800-880-0324 to request individual copies of these documents.  Once the Fund receives notice to stop householding, we will begin sending individual copies thirty days after receiving your request.  This policy does not apply to account statements.

BOARD OF DIRECTORS’ APPROVAL OF THE
INVESTMENT ADVISORY AGREEMENT

The Board of Directors of Empiric Funds, Inc. (the “Corporation”) oversees the management of the Core Equity Fund (the “Fund”) and, as required by law, determines annually whether to approve the continuance of the Fund’s management agreement with Empiric Advisors, Inc. (the “Advisor”).

The Board of Directors, including the Directors who are not “interested persons” (as that term is defined in the Investment Company Act of 1940, as amended) of the Corporation or the Advisor (the “Independent Directors”), with the assistance of the Fund’s legal counsel, requests and evaluates all information that the Directors deem reasonably necessary under the circumstances in connection with this annual contract review.

At an in-person meeting held on September 12, 2012, the Directors, including the Independent Directors, unanimously approved the continuation of the Fund’s management agreement with the Advisor (the “Management Agreement”) for an additional year.  In arriving at their decision to approve the Agreement, the Directors met with representatives of the Advisor, including relevant investment advisory personnel, and reviewed information prepared by the Advisor and materials provided by the Corporation’s counsel.  The Directors’ approval of the Fund’s Management Agreement was not the result of any single factor and was based on a consideration of all of the information provided to the Directors, which includes information and reports provided to the Directors at Committee and regular Board Meetings throughout the year, and may be based in part on the Directors’ consideration of the management agreement in prior years.  Some of the factors that figured particularly in the Directors’ deliberations are listed below, although individual Directors may have evaluated this information differently, ascribing different weights to various factors.

Nature, Extent and Quality of Services Provided by the Advisor.  The Directors considered the investment philosophy, research and decision-making processes of the Advisor; the experience of its portfolio managers responsible for management of the Fund; the capability of the Advisor’s senior management and staff; and the level of skill required to manage the Fund.  The Board noted that the Advisor provides two full-time portfolio managers to manage the Fund’s investments, as well as trading and marketing staff.  The Board noted that the Advisor provides the Fund with a Chief Compliance Officer (“CCO”) who oversees the service providers who support the Fund in providing accounting, administration, distribution, transfer agency and custodial services.

The Directors noted that various compliance reports had been provided by the Advisor and the CCO to the Board throughout the year.  The Directors recalled that in November 2011, the Advisor caused three futures trading errors.  The Directors considered that the Advisor had promptly reimbursed the Fund for losses related to these errors, reported

BOARD OF DIRECTORS’ APPROVAL OF THE
INVESTMENT ADVISORY AGREEMENT (Continued)

the errors to the Board, and determined that it would no longer engage in futures trades on behalf of the Fund.  The Board also considered that there had not been any other material compliance issues during the period that had not been corrected by the Advisor.  They also noted that the CCO had reviewed the Advisor’s compliance policies and procedures and determined that they appeared reasonably designed to prevent violations of federal securities laws by the Fund.

Fund Performance.  As a further part of their review, the Directors reviewed information regarding the performance of the Fund.  This review included an examination of comparisons of the performance of the Fund’s Class A shares over multiple time periods to the performance of the Fund’s benchmark index, the S&P 500 Index (the “Benchmark”), funds with investment strategies similar to those of the Fund (“Peer Funds”), and the average returns of the funds in the Fund’s Morningstar category (“Morningstar Category”).

The Directors expressed concern that the Fund had underperformed its Benchmark and the average return of the funds in its Morningstar Category over the one-, three-, and five-year periods ended June 30, 2012.  The Directors requested an explanation from the Advisor for this underperformance.  The Advisor explained that much of the recent underperformance was due to the failure of its quantitative models to identify trends to follow in the marketplace, and the Advisor’s decision to allocate a portion of the Fund’s assets for a hedging strategy, which contributed to the Fund’s underperformance.  The Directors also considered that the Fund performed well over the longer ten-year period, outperforming its Benchmark, slightly trailing the average return of the funds in its Morningstar Category, and outperforming eight out of ten of its Peer Funds.  The Directors noted in particular the Advisor’s explanation of the steps it is taking to help improve Fund performance, including increased testing of factors included in its quantitative model to expand the Advisor’s ability to identify trends, and the Advisor’s decision to no longer use a hedging strategy on behalf of the Fund.

Advisory Fees.  The Directors considered the management fees paid by the Fund under the Management Agreement and the Fund’s total expense ratio.  Unlike most funds, the Advisor has an administrative agreement with the Corporation, which requires it to pay most of the Fund’s operating expenses in return for an asset-based fee.  Because of this, the Directors compared the total expense ratio of the Fund’s Class A shares to the net and gross expense ratios of the Class A shares of other similarly sized funds in the Fund’s Morningstar Category.  The Directors concluded that the Fund’s total expense ratio falls within the reasonable range of its peers’ expense ratios.

BOARD OF DIRECTORS’ APPROVAL OF THE
INVESTMENT ADVISORY AGREEMENT (Continued)

In reviewing the reasonableness of the fees paid to the Advisor, the Directors also reviewed information concerning the management fees paid to the Advisor by private accounts.  The Directors noted the Advisor’s representation that management fees for private accounts generally are the same as or higher than the management fee paid by the Fund, though some larger accounts and accounts meeting certain asset thresholds may pay lower fees.  The Advisor noted that it provides more services to the Fund than it does to the separate accounts because it has to conform to additional regulatory, reporting and legal requirements that apply to mutual funds.

Costs of Services and Profits to Be Realized by the Advisor and Other Benefits to the Advisor.  The Board reviewed cost of services information relating to the Fund and the Advisor provided in advance of the meeting.  In particular, the Board considered the Advisor’s profitability analysis for the year ended July 31, 2012, and expressed concern that the Advisor was losing substantial amounts as a result of managing the Fund.  Though under a separate contract, the Directors noted that the Advisor was losing money as a result of its administrative services agreement with the Fund.  The Directors noted their concern that, even if the profits earned by the Advisor’s affiliated broker as a result of executing transactions on behalf of the Fund were taken into account, the Advisor was still losing money as a result of its relationship with the Fund, and that if this were to continue, the agreements would not be economically tenable for the Advisor long-term.  The Board discussed with the Advisor options it could take to stabilize the financial position of the Advisor and to reduce the Fund’s administrative costs paid by the Advisor.

The Board considered that Fund shareholders have, in effect, placed their trust in the Advisor, under the oversight of the Fund’s Directors, to make management decisions for the Fund.  Because of this, the Directors determined that it would best serve the Fund and its shareholders to work with the Advisor to explore ways to make it economically feasible for the Advisor to continue serving as the Fund’s investment manager on a long-term basis.  The Directors noted that this could mean cancelling the Fund’s current administrative agreement with the Advisor and implementing a new expense cap agreement with the Advisor, which would result in the Fund paying higher operating expenses although still at a reasonable level.  In assessing the Advisor’s profitability, the Board also evaluated the fallout benefits that the Advisor, or its affiliates, realized from their relationships with the Fund, including the allocation of a portion of the Fund’s portfolio transactions to an affiliated broker-dealer.

The Board also noted the Advisor’s report that it had entered into soft dollar arrangements on behalf of the Fund, where brokerage transactions were directed to brokers who provide research services to the Advisor.  The Board considered the Advisor’s rep-

BOARD OF DIRECTORS’ APPROVAL OF THE
INVESTMENT ADVISORY AGREEMENT (Continued)

resentation that it did not enter into soft dollar transactions on behalf of its other clients, and that the research services generated through the Fund’s soft dollar arrangements were used to enhance the Advisor’s investment management services to all of its clients, including the Fund.  The Directors concluded that the benefits to the Advisor from these “soft dollar” credits were reasonable, and that the Fund also benefited.

Extent of Economies of Scale as the Fund Grows.  Finally, the Board discussed the extent to which economies of scale might be realized by the Advisor should Fund assets grow, and the extent to which this is reflected in the advisory fees.  The Board noted the Advisor’s representation that it is currently losing money as a result of managing the Fund, and, while it did not expect to experience any significant economies of scale until Fund assets have grown substantially, it would consider fee breakpoints should this occur.  The Board determined that it did not appear that the Fund was realizing any significant economies of scale as a result of managing the Fund, but that they would revisit this issue again, including to consider fee breakpoints, should Fund assets grow substantially.

Based upon their review, the Directors concluded, in the exercise of their business judgment, that the fees paid to the Advisor are reasonable, based on the nature and quality of the services being provided to the Fund by the Advisor and the costs incurred by the Advisor in providing services to the Fund, and that approval of the Management Agreement was in the best interest of the Fund and its shareholders.

PRIVACY POLICY

We collect non-public personal information about you from the following sources: (i) information we receive from you on applications or other forms; and (ii) information about your transactions with us.  Our polices prohibit disclosure of non-public personal information about present or former individual shareholders to anyone, except as permitted or required by law and except as necessary for entities providing services to us, performing functions for us or maintaining records on our behalf, to perform the applicable function.

All services provided to you are through our service providers and all records containing your non-public personal information are maintained at the service providers’ places of business.  These entities include our transfer agent, administrative service provider and investment adviser.

Contracts with these entities prohibit them from disclosing non-public personal information about you, require them to restrict access to the information to those employees who need to know that information, and require them to maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your non-public personal information.  We restrict access to non-public information about you to the entities described above.

(This Page Intentionally Left Blank.)

Core Equity Fund – A Class
EMCAX
CUSIP #29215M101

Core Equity Fund – C Class
EMCCX
CUSIP #29215M200

Advisor
Empiric Advisors, Inc.
6300 Bridgepoint Parkway, Building 2, Suite 105
Austin, TX  78730
800-880-0324

Transfer Agent, Accountant, and Custodian
U.S. Bancorp Fund Services, LLC
615 E. Michigan Street, 3rd Floor
Milwaukee, WI  53202
888-839-7424
Call for questions on your account.

Administrator
Empiric Advisors, Inc.
6300 Bridgepoint Parkway, Building 2, Suite 105
Austin, TX  78730
800-880-0324

Distributor
Quasar Distributors LLC
615 E. Michigan Street, 3rd Floor
Milwaukee, WI  53202

Mailing Address
Empiric Funds, Inc.
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI  53201-0701
Please send all account related correspondence here.

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, PA  19103

Legal Counsel
Thompson Coburn LLP
One US Bank Plaza
St. Louis, MO 63101

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.  A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of directors has determined that there is at least one audit committee financial expert serving on its audit committee.  Edward K. Clark is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no other services provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 09/30/2012	FYE 09/30/2011
Audit Fees	$16,500	$16,000
Audit-Related Fees	$0	$0
Tax Fees	$4,000	$4,000
All Other Fees	$0	$0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait, Weller & Baker LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 09/30/2012	FYE 09/30/2011
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.  (If more than 50 percent of the accountant’s hours were spent to audit the registrant's financial statements for the most recent fiscal year, state how many hours were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.)
The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 09/30/2012	FYE 09/30/2011
Registrant	None	None
Registrant’s Investment Adviser	None	None

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.
(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)
The Registrant’s [President/Chief Executive Officer] and [Treasurer/Chief Financial Officer] have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Empiric Funds, Inc.

By (Signature and Title) /s/ Mark A. Coffelt
   Mark A. Coffelt, President and Chairman

Date   12/3/12

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Mark A. Coffelt
   Mark A. Coffelt, Principal Executive Officer and Principal Financial Officer

Date 12/3/12